Exhibit 10.2

                     LOAN AND SECURITIES PURCHASE AGREEMENT


                                 By and Between


                         LIFE CRITICAL CARE CORPORATION


                                       and


                           MORGENTHAU BRIDGE LOAN LLC



                                August 12, 1995

                     LOAN AND SECURITIES PURCHASE AGREEMENT


                  THIS LOAN AND SECURITIES PURCHASE AGREEMENT (this "Agreement") is dated as of August 12, 1995 and is made by and between LIFE CRITICAL CARE CORPORATION, a Delaware corporation (the "Company"), and MORGENTHAU BRIDGE LOAN LLC, a Maryland limited liability company (the "Purchaser").

                                    RECITALS

                  WHEREAS, the Company intends to acquire (the "Acquisitions") certain assets or all of the outstanding capital stock of certain companies in the home medical equipment business pursuant to the terms of anticipated Asset Purchase Agreements and Stock Purchase Agreements by and between the Company and such companies or their stockholders, as applicable;

                  WHEREAS, the Company desires to borrow from the Purchaser and the Purchaser desires to lend to the Company up to the aggregate principal amount of $750,000 pursuant to the terms and limitations set forth in this Agreement;

                  WHEREAS, a condition precedent to the Loan, as hereinafter defined, which the Company acknowledges will provide a direct benefit to it, is the issuance by the Company to the Purchaser of warrants (the "Warrants") to purchase 107,000 shares (the "Warrants Shares") of the voting common stock of the Company (the "Stock") as set forth in Exhibit B hereto, which Exhibit B is hereby made a part hereof in consideration of the exercise price (the "Exercise Price") set forth in Exhibit B, with the form of Warrant also being included as part of such Exhibit B;

                  WHEREAS, the fair market value of the allocation of the purchase price for the investment units comprised of the Warrants and the Loan is as follows: the fair market value of the Warrants is $-0- (zero dollars), subject to the Exercise Price of $0.10 per Warrant Share, and the fair market value of the Loan is the principal amount advanced by the Purchaser to the Company hereunder; and

                  WHEREAS, the Purchaser is hereby irrevocably authorized and empowered by the Company to pay the Exercise Price to itself to be applied to the payment of any outstanding amount of principal and interest due and owing under the Loan (as hereinafter defined) at such time or times and in such order and manner of application as it may from time to time, in its sole discretion, determine. The aforementioned payment of the Exercise price shall be deemed to be full payment thereof to the same extent as if the same monies were directly received by the Company.

                  NOW, THEREFORE, for consideration, the adequacy and sufficiency of which is hereby acknowledged by the parties hereto, and in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:


                                    ARTICLE I

                         ISSUANCE OF NOTES AND WARRANTS

                  SECTION 1.01      Issuance of Notes and Warrants.

                  (a) Subject to the terms and conditions set forth herein and in the Note, as hereinafter defined, the Company shall borrow from the Purchaser and the Purchaser shall lend to the Company, on the Closing Date (as hereinafter defined), the aggregate principal amount (the "Principal Amount") of up to $750,000 to be evidenced by the issuance by the Company to the Purchaser of a cash advances subordinated promissory note (a "Note") in the form of Exhibit A hereto (the "Loan"). On the Closing Date and in consideration for the Loan, the Company shall become obligated to issue to the Purchaser the Warrants, in the form of Exhibit B hereto.

                  (b) Payments for the Note will be made by the Purchaser by check or by wire transfers with the amount advanced to be recorded, upon each such advance, on the Note, up to an amount equal to the Principal Amount. The Company's obligation to issue to the Purchaser the Warrants shall arise upon each advance under the Note.

                  (c) Warrant Exercise Proceeds. The Purchaser is hereby irrevocably authorized and empowered by the Company to pay the Exercise Price to itself to be applied to the payment of any outstanding amount of principal and interest due and owing under the Loan (as hereinafter defined) at such time or times and in such order and manner of application as it may from time to time, in its sole discretion, determine. The aforementioned payment of the Exercise Price shall be deemed to be full payment thereof to the same extent as if the same monies were directly received by the Company.

                  SECTION 1.02      Closing.

                  (a) The closing (the "Closing") of the Loan and the issuance of the Note shall take place at the offices of The Morgenthau Group, Inc., 3333
W. Commercial Boulevard, Ft. Lauderdale, Florida 33309 at 10:00 a.m., Ft. Lauderdale time, as of the date of this Agreement (such date and time of closing being herein called the "Closing Date").


                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company hereby represents and warrants to the Purchaser as follows:

                  SECTION 2.01 Organization, Qualifications and Corporate Power. The Company is a corporation duly incorporated and organized, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified as a foreign corporation in each other jurisdiction, if any, in which the nature of business transacted by it or the character of the properties owned or leased by it makes such licensing or qualification necessary, except where the failure to so qualify would not have a material adverse effect (a "Material Adverse Effect") upon the financial condition or operations of the Company. The Company has full power and authority (corporate and other) to own and hold its properties and to conduct its businesses as currently conducted. The Company has the corporate power and authority to execute, deliver and perform this Agreement. The Company has the corporate power and authority to issue and deliver the Note and the Warrants, and to execute, deliver and perform any other document required pursuant to this Agreement.

                  SECTION 2.02      Authorization of Agreement, Etc.

                  (a) The execution, delivery and performance by the Company of this Agreement, and the issuance and delivery of the Note and of the Warrants by the Company, have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the charter or by-laws of the Company, or any provision of any indenture, agreement or other instrument to which the Company is a party or by which the Company or any of its properties or assets are bound or affected, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the company other than as permitted and contemplated by this Agreement.

                  (b) The Note having been duly authorized and, when issued and delivered in accordance with this Agreement, will be a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to general equity principles and to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally. The Warrants and the Warrant Shares have been duly authorized and the Warrant Shares, upon the issuance thereof upon the exercise of the Warrants, will be validly issued, fully paid and nonassessable shares of the Stock of the Company. The execution, issuance and delivery of the Note, the Warrants and the Warrant Shares are not, except as disclosed to the Purchaser in writing, subject to any preemptive rights of shareholders of the Company, or to any right of first refusal or other similar right in favor of any person.

                  SECTION 2.03 Validity. This Agreement has been duly executed and delivered by the Company, and (assuming the due authorization, execution and delivery by the Purchaser) constitutes the legal, valid and binding obligations of the Company enforceable in accordance with its terms, subject to general equity principles and to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally. Each other document executed in connection with this Agreement or the transactions contemplated hereby by the Company, including, but not limited to, the Note and the Warrants (collectively, the "Loan Documents") constitute the valid, legally binding obligation of the Company and are enforceable in accordance with their respective terms, subject to general equity principles and to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally.

                  SECTION 2.04 Governmental Approvals. No registration or filing with, or consent or approval of, or other action by, any federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance of this Agreement or the issuance, sale and delivery of the Note or the Warrants.

                  SECTION 2.05 Offering of Warrants. Neither the Company nor, to the knowledge of the Company, any person or entity authorized or employed by the Company as agent, broker, dealer or otherwise in connection with the offering or sale of the Warrants has offered the Warrants for sale to, or solicited any offers to buy the Warrants from, or otherwise approached or negotiated with respect thereto with, any person or persons other than the Purchaser and certain other purchasers of similar notes and warrants under circumstances that have involved the use of any form of general advertising or solicitation as such terms are used in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and neither the Company nor, to the knowledge of the Company, any person acting on its behalf has taken any action (including, without limitation, any offer, issuance or sale of any security of the Company, whether to a subsequent investor or otherwise, under circumstances which might require the integration of such security with the offering of the Warrants under the Securities Act or the rules and regulations of the Securities and Exchange Commission [the "Commission"] thereunder) in a manner which would make the exemptions afforded by the Securities Act unavailable for the offering, issuance or sale of the Warrants.

                  SECTION 2.06 Compliance With Law. Except as disclosed to the Purchaser in writing, the Company is not in default under any order of any court, governmental authority, arbitration board or tribunal to which it is subject, or in violation of any laws, ordinances, governmental rules or regulations, the violation of which would have a Material Adverse Effect.

                  SECTION 2.07 Litigation. Except as disclosed and described to the reasonable satisfaction of the Purchaser, there are no proceedings against the Company, its officers or directors pending or, so far as is known by the Company, threatened before any court or administrative agency which, if adversely decided, would have a Material Adverse Effect.

                  SECTION 2.08 No Conflicting Agreements. There are no provisions of the Company's charter and by-laws and no provisions of any existing mortgage, deed of trust, indenture, lease, or other material agreement binding the Company or affecting its properties which would conflict with or in any way prevent the execution, delivery, or carrying out of terms of this Agreement, the Note, the Warrants or the other Loan Documents.

                  SECTION 2.09 Financial Condition. The Company has delivered to the Purchaser copies of its most recent unaudited financial statements. Except as disclosed to the Purchaser in writing, there has been no material adverse change in the financial condition of the Company or the results of the operations thereof since the date of such financial statement as stated above.

                  SECTION 2.10 Information. All information contained in any financial statement, application, schedule, report, certificate, loan agreement, equity sharing agreement, or any other document provided by the Company or by any other officer, director or shareholder in connection with the issuance of the Note and the Warrants or with any of the Loan Documents is in all respects true and accurate, and the Company or such other person has not omitted to state any material fact or any fact necessary to make such information not misleading.

                  SECTION 2.11 Taxes. All taxes imposed upon the Company and its properties, operations, and income (including payroll taxes) are paid so as to be current.

                  SECTION 2.12 Employee Benefit Plans. Each employee benefit plan, agreement, arrangement or understanding maintained for the benefit of the Company's current or former employees (a "Plan") is in full force and effect in accordance with its terms and complies in all material respects with all applicable laws. The Company is not in default of any of its respective material obligations under any Plan.

                  SECTION 2.13 Intellectual Property. The Company owns or has rights to all patents, trademarks, copyrights, trade secrets or other intellectual property and technology (the "Intellectual Property"), used or held for use in connection with its businesses available for such use and in the possession or subject to the control of the Company and/or necessary to conduct its businesses as now conducted. The Company has not granted any rights in any such Intellectual Property to any other person. The present operations of the Company do not infringe on any Intellectual Property owned by any other party.

                  SECTION 2.14 Past Activities. During the past ten (10) years, except as previously disclosed to the Purchaser in writing, none of the Company's current directors or officers have been arrested or convicted of any material crime, nor have any of them been the subject of a voluntary or involuntary bankruptcy proceeding or been an officer or director of a company which has been the subject of a voluntary or involuntary bankruptcy proceeding.


                  SECTION 2.15 Brokerage Fee. The Company has not dealt with any broker, finder, commission agent or other party in connection with the transactions contemplated by this Agreement, and the Company is under no obligation to pay any broker's fee or commission in connection with such transactions to any person.

                  SECTION 2.16 Leases. Upon the request of the Purchaser, the Company shall provide to the Purchaser copies of every material lease of real or personal property to which the Company is a party and which are in effect at the time of the request.

                  SECTION 2.17 Subsidiaries and Affiliates. The Company has no subsidiaries or affiliates which are not a party to this Agreement.

                  SECTION 2.18 Other Agreements. The Company has not entered into any written or oral "side agreements" which amend or modify any other agreement entered into by the Company, and none of the officers and directors of the Company have agreed to take any action beyond what is required in any other agreement entered into by the Company which have a value or require the Company to pay an amount in excess of $25,000.

                                  ARTICLE III

                                   COVENANTS

                  Until the later of payment in full of the Note or the exercise or expiration of the Warrants:

                  SECTION 3.01 Financial Statements. The Company shall provide to the Purchaser within thirty (30) days of the end of each accounting quarter, quarterly balance sheets, source statements and statements of use of funds, prepared in accordance with generally accepted accounting principles, consistently applied.

                  SECTION 3.02 Certificate of No Default. The Company shall provide the Purchaser with a quarterly certificate of the President of the Company stating that no default has occurred during the immediately concluded calendar quarter under this Agreement or under any of the other Loan documents, or describing the nature of any default hereunder or thereunder.

                  SECTION 3.03 Annual Audit. The Company shall provide the Purchaser with an annual independent certified audit of the Company within ninety (90) days after the fiscal year end of the Company from an accounting firm acceptable to the Purchaser, provided that the accounting firm of Ernst & Young, LLP shall be deemed acceptable.

                  SECTION 3.04 Governmental Filings. Within thirty (30) days after filing, at the request of the Purchaser, the Company shall provide the Purchaser with a copy of all material reports or other documents filed by the Company with any governmental agencies, including without limitation, the Internal Revenue Service and the Commission.

                  SECTION 3.05 Lawsuits. Within thirty (30) days after filing or receipt, the Company shall provide the Purchaser with copies of all pleadings filed in connection with any material suits or proceedings filed by or against the Company in which the amount in controversy exceeds $50,000.

                  SECTION 3.06 Compliance With Laws. The Company will at all times comply in all material respects with all applicable federal, state, and local laws, rules, and regulations, and orders of any court or other governmental authority having jurisdiction.

                  SECTION 3.07 Default Notices. Within ten (10) days after receipt of any notification, the Company shall provide the Purchaser with a copy of any notification received by the Company relating to any defaults by the Company on any loans, leases, material contracts or other material agreements to which the Company is a party.

                  SECTION 3.08 Insurance. The Company will (a) at all times maintain with well-rated and responsible insurance companies such insurance as is required by applicable laws and such other insurance in such amounts, of such types, and against such risks, hazards, liabilities, casualties, and contingencies as is customarily maintained by companies similarly situated (including Federal flood insurance if the businesses of the Company are located in a Federal Flood Area), (b) list the Purchaser on such policies as a loss payee, to the extent of the Purchaser's interest in the Company, and (c) file with the Purchaser annually a detailed list of the insurance then in effect and stating the names of the insurance companies, the types, the amounts, and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby, and, within thirty (30) days after notice in writing from the Purchaser, obtain such additional insurance as the Purchaser may reasonably request, provided that the terms of such additional insurance (including the premiums) are dictated by sound business judgment.

                  SECTION 3.09 Financing. Except for an initial public offering by the Company and any secondary offering, the Company will notify the Purchaser as to the proposed amount and terms of any third-party equity financing for the Company at least thirty (30) days prior to offering participation in such financing to any other entity. During such thirty (30) day period, the Company will negotiate in good faith with the Purchaser as to the amount of, and the terms of participation in such financing by the Purchaser. The Purchaser shall have the first right to participate in all or any portion of such offering with other similarly situated "purchasers" of notes and warrants.

                  SECTION 3.10 Maintain Existence. The Company will at all times maintain in full force and effect its corporate existence, rights, privileges, and franchises and qualify and remain qualified in all jurisdictions where qualification is required.


                                   ARTICLE IV

                               NEGATIVE COVENANTS

                  Until the later of payment in full of the Note or exercise or expiration of the Warrants, the Company shall not, without the prior written consent of the Purchaser:

                  SECTION 4.01 Dividends. Make any cash or other dividend distributions to its shareholders except that the Company may pay dividends to any holders of cumulative preferred stock, if any shall be issued.

                  SECTION 4.02 Sales. Sell or otherwise dispose of any assets of the Company which have an individual value in excess of $100,000 outside the regular course of business.

                  SECTION   4.03   Capital   Acquisitions.    Other   than   the
Acquisitions, acquire any asset or other capital item having an individual value in excess of $350,000.

                  SECTION 4.04 Related Party Transaction. Transact any business or enter into any agreement with any member of the board of directors or an officer of the Company, unless in an "arm's length" transaction negotiated by each party.

                  SECTION 4.05 Reorganization. Merge or consolidate with another corporation or entity or dissolve or otherwise liquidate, except as permitted by this Agreement.

                  SECTION 4.06 Corporate Matters. Change the nature of its business operations, or invest any funds in any concern or entity not strictly related to its business.

                  SECTION 4.07 Sale of Stock. Issue or sell any of its stock, options, convertible debt, or preferred stock, or redeem the same, issue or grant any stock appreciation rights or other rights in or to stock, or issue or grant any bonus, profit sharing or other similar arrangements, except as permitted by this Agreement.

                  SECTION 4.08 Contracts. Enter into any agreements or leases not in the normal course of its businesses which require annual payments in excess of $100,000.

                  SECTION 4.09 Loans. Enter into any loan agreements or other borrowing arrangements or increase borrowings under any currently existing institutional debt which would require annual payments on such new arrangements in excess of $100,000.

                  SECTION 4.10 Corporate Structure. Other than in connection with an IPO, alter its corporate structure so that a change of control occurs, establish or purchase any new subsidiary or invest more than $100,000 in any one of its affiliates.

                  SECTION 4.11 Stock Redemption. Redeem in any one calendar year shares of their respective stock which, at the time of redemption, would have a fair market value of greater than $100,000.

                                    ARTICLE V

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

                  SECTION 5.01 Authorization. The Purchaser has the power and authority to execute and deliver this Agreement. All action on the part of the Purchaser necessary for the authorization, execution, delivery and performance of all obligations of the Purchaser under this Agreement have been taken. This Agreement, when executed and delivered by the Purchaser (assuming the due authorization, execution and delivery by the Company) shall constitute a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to general equity principles and to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally.

                  SECTION 5.02 Investment Representations. The Purchaser represents and warrants to the Company:

                  (a) the Warrants (and if applicable, the Warrant Shares) (collectively, the "Investor Interest") to be acquired by it pursuant to this Agreement are being acquired for its own account and not with a view toward the distribution or resale of the Investor Interest or any part thereof in any transaction which would be in violation of the securities laws of the United States of America or any State, without prejudice, however, to its rights at all times to sell or otherwise dispose of all or any part of the Investor Interest to an affiliate or any person pursuant to a registration statement under the Securities Act and any comparable State act or under an exemption from such registration available under the Securities Act and any comparable State act; provided that such transfers to affiliates, when taken as a whole, will not be integrated so as to invalidate the exemption from registration under the Securities Act or any comparable state act pursuant to which the Investor Interest is being issued by the Company. It has been advised that the Investor Interest has not been registered under the Securities Act or the securities laws of any State, on the grounds that no distribution or public offering of the Investor Interest is presently contemplated by it.

                  (b)(i) it is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act or (ii) by reason of its business and financial experience, and the business and financial experience of those persons retained by it to advise it with respect to the Investor Interest, it, together with such advisors, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment, and it is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment.

                  (c) prior to making a decision to enter into this Agreement and acquire the Investor Interest, it has been provided the opportunity to ask questions of, and receive answers from the executive officers of the Company concerning the Company, and to obtain from the Company any information requested from the Company. On the basis of the foregoing, and on the representations of the Company contained in this Agreement and the representations contained in the other Loan Documents, it acknowledges that it possesses sufficient information to understand the merits and risks associated with an investment in the Investor Interest.

                  SECTION 5.03 Reliance on Information. The Purchaser acknowledges that it has relied upon the information provided by the executive officers of the Company and upon the representations of the Company contained herein and the representations of such entity contained in the other Loan Documents.


                                   ARTICLE VI

                                CONDITIONS TO THE
                      OBLIGATIONS OF THE PURCHASER TO CLOSE

                  SECTION 6.01 Obligations of the Purchaser to Close. The obligation of the Purchaser to purchase and pay the first advance for the Note on the Closing Date is, at the Purchaser's sole option, subject to the satisfaction, on or before such date, of the following conditions:

                  (a) Representations and Warranties to be True and Correct. The representations and warranties contained herein shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the Company shall have certified to such effect to the Purchaser in writing.

                  (b) Performance. The Company shall have performed and complied in all material respects with all material agreements and material conditions contained herein required to be performed or complied with by it prior to or at the Closing Date.

                  (c) All Proceedings to be Satisfactory. All corporate and other proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser and the Purchaser shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

                  (d) Obligation of the Company to Execute and Deliver the Warrants. The obligation of the Company to execute and deliver to the Purchaser the Warrants shall become binding at the Closing, with the amount of the Warrants to be determined by the actual amount of the Principal Amount advanced under the Note.

                  (e) Issuance, Sale and Delivery of the Note. The full issuance and sale by the Company and delivery to the Purchaser of the Note.

                  SECTION 6.02 Obligation of the Company to Close. The obligation of the Company to issue, sell and deliver the Note and the Warrants and to consummate the other transactions contemplated by the Loan Documents on the Closing Date is, at the Company's option, subject to the satisfaction on or before such date, of the following conditions:

                  (a) Payment. The Purchaser shall transfer to the Company an aggregate amount, at one time or from time to time, up to the Principal Amount as requested by the Company.

                  (b) Representations and Warranties to be True and Correct. The representations and warranties contained herein with respect to the Purchaser shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the Purchaser shall have certified to such effect to the Company, in writing.


                                   ARTICLE VII

                              DEFAULT AND REMEDIES

                  SECTION 7.01 Events of Default. A default (an "Event of Default") occurs if:

                  (a) The Company fails to make any payment of principal, interest or other amounts required by the Note or any other obligation in any of the Loan Documents which relate to a monetary payment within sixty (60) days of when the same becomes due and payable;

                  (b) The Company fails to comply with or perform in any material respect any of the covenants or obligations contained in this Agreement or any other Loan Document, or there occurs a default or Event of Default under any of the other Loan Documents, or under any other loan documents, and such failure continues for sixty (60) days after written notice from the Purchaser to the Company;

                  (c) There shall be a declared default under any senior indebtedness pursuant to its terms, which default extends beyond any applicable period of grace or cure provided therein with respect thereto;

                  (d) The Company, pursuant to or within the meaning of any bankruptcy law: (1) becomes insolvent, (2) fails generally to pay its debts as they become due, (3) admits in writing its inability to pay debts generally as they become due, (4) commences a voluntary case or proceeding, (5) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding, (6) consents to the appointment of a custodian for it or for all or substantially all of its properties, (7) consents to or acquiesces in the institution of bankruptcy or insolvency against it, (8) applies for, consents to or acquiesces in the appointment of or taking possession by a custodian of it or for any part of its properties, (9) makes a general assignment for the benefit of its creditors, or (10) adopts any board or committee resolution (or otherwise) that authorizes action to approve any of the foregoing;

                  (e) The representations and warranties contained in this Agreement prove to have been false or inaccurate in any material respect when made and such failure continues for sixty (60) days after written notice from the Purchaser.



                                  ARTICLE VIII

                                  MISCELLANEOUS

                  SECTION 8.01 Waiver of Stay, Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, and will actively resist any attempts by any other party on their behalf to insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law, which would prohibit or forgive the Company from making any payment on the Note, or which may affect the covenants or the performance of this Agreement or any agreement contemplated hereby; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefits or advantages of any such law and covenant that it will not hinder, delay or impede the execution of any power herein granted to the Purchaser, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION  8.2  Survival  of   Agreements.   All  covenants  and
agreements made herein shall survive the execution and delivery of this Agreement and the issuance, sale and delivery of the Note and Warrants pursuant hereto. All statements contained in any certificate or other instrument delivered by the Company hereunder shall be deemed to constitute representations and warranties made by the Company.

                  SECTION 8.3 Brokerage. No broker or finder has acted on behalf of the Company in connection with this Agreement or the transactions contemplated hereby, and the Purchaser has made no agreement to pay any agent, finder, broker or any other representative, any fee or commission in the nature of a finder's or originator's fee arising out of or in connection with the subject matter of this Agreement. Each party hereto will indemnify and hold harmless the other against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

                  SECTION 8.04 Recitals. The Recitals contained herein are specifically incorporated herein by reference and made a part hereof.

                  SECTION 8.05 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered personally or mailed by first class registered or certified mail or by Federal Express or other reliable courier service, postage prepaid, in either case addressed as follows:

                  (a)      if to the Company at

                           Life Critical Care Corporation
                           3333 W. Commercial Boulevard
                           Suite 203
                           Ft. Lauderdale, Florida   33309
                           Attn.:  Amy E. Parker, Vice President

                           with a copy to:

                           George S. Lawler, Esquire
                           Whiteford, Taylor & Preston L.L.P.
                           400 Court Towers
                           210 West Pennsylvania Avenue
                           Towson, Maryland  21204-4515

                  (b)      if to the Purchaser at

                           Morgenthau Bridge Loan LLC
                           504 Cathedral Street
                           Baltimore, Maryland   21202
or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others. Any such communication shall be deemed given when delivered personally against written receipt or if mailed, upon the earlier to occur of the date of actual receipt or 48-hours after the date of mailing to the address indicated.

                  SECTION 8.06 Change, etc. Neither this Agreement nor any term, condition, representation, warranty, covenant, or agreement hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing by the party against whom such change, waiver, discharge or termination is sought.

                  SECTION 8.07 Terms Binding. All of the terms, conditions, stipulations, warranties, representations, and covenants of this Agreement shall apply to and be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective heirs, personal representatives, successors and assigns.

                  SECTION 8.08 Gender, etc. Whenever used herein, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine, or neuter gender shall include all genders.

                  SECTION 8.09 Headings. The section and subsection headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms hereof.

                  SECTION 8.10 Governing Law. This Agreement and all transactions contemplated hereby, including without limitation, the Note and Warrants, shall be deemed to be made under, and shall be governed by, the internal laws of the State of Maryland, without regard to the conflicts of law principles of such State.

                  SECTION 8.11 Consent to Jurisdiction; Service of Process. Each party hereto agrees and consents that any action or proceeding arising out of or brought to enforce the provisions of this Agreement may be brought in any appropriate court in the State of Maryland or in any other court having jurisdiction over the subject matter.

                  SECTION  8.12  Waiver of Jury  Trial.  The  Purchaser  and the
Company each waive all right to a trial by jury in any suit, action, or proceeding under, arising out of, or relating to this Agreement, any of the Loan Documents or any transactions contemplated thereby.

                  SECTION 8.13 Further Assurances and Corrective Instruments. The parties hereto agree that they will, from time to time, execute and deliver, or cause to be executed and delivered, such supplements hereto and such further instruments as may reasonably be required for carrying out the intention of the parties to, or facilitating the performance of, this Agreement.

                  SECTION 8.14 Illegality. If fulfillment of any provision hereof or any transaction related hereto or to the other Loan Documents at the time performance of such provisions shall be due shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision herein contained operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision only shall be void, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect; provided, however, that, if any such provision pertains to the repayment of the Company's obligations hereunder, the occurrence of any such invalidity shall constitute an Event of Default.

                  SECTION 8.15 Assignment. This Agreement and the other Loan Documents may not be assigned, in whole or in part, by the Company without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld or delayed.

                  SECTION 8.16 Entire Agreement. This Agreement and the other Loan Documents constitute the entire agreement of the parties with respect to the subject matter thereof; the Loan Documents may not be modified or amended except in writing.

                  SECTION 8.17 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                   ARTICLE IX

                               REGISTRATION RIGHTS

                  SECTION 9.1.      Demand Registration.

                           9.1.1.   Request for Registration.

                                    9.1.1.1.  The Purchaser  (herein  referred
to as the "Warrantholder") may, by Notice to the Company, make a request for registration under the Securities Act of all or part of its Registrable Securities (i.e., capital stock of the Company owned by the Warrantholder) (a "Demand Registration") at any time after June 30, 1997.

                                    9.1.1.2.  As soon as  practicable  after
receipt of a request for a Demand Registration of the Company, the Company will file a registration statement with respect to the Demand Registration.
The Company agrees to use its best efforts to cause the Demand Registration to be declared effective no later than 120 days after such request and to keep such Demand Registration continuously effective for sixty (60) days. The Company further agrees, if necessary, to supplement or make amendments to the Demand Registration, if required by the registration form used by the Company for such Demand Registration, by the instructions applicable to each such registration form by the Securities Act, or by the Warrantholder. The Company agrees to furnish to the Warrantholder, copies of any such supplement or amendment prior to its being used and/or filed with the Commission. The Company will pay all Registration Expenses (as hereinafter defined) in connection with each Demand Registration, whether or not it becomes effective. The Company will make available to the Warrantholder, as soon as reasonably practicable, a statement of operations which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

                                    9.1.1.3.  In any registration  under this
Section 9.1.1, the Company shall give written notice thereof to the management stockholders of the Company (the "Management Stockholders") and upon the written request of any of them given within 15 days after the giving of such notice by the Company, the Company will notify the Warrantholder as to the number of the securities requested to be included in such registration statement, including securities for its own account, except as set forth below.

                                    9.1.1.4.  If  any  registration   pursuant
to this Section 9.1.1 shall be underwritten in whole or in part, the Company shall allow the securities requested for inclusion by the Warrantholder and/or the Management Stockholders to be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters, unless the managing underwriter for the distribution of the securities shall in its good faith judgment be of the opinion that the sale of such securities would adversely affect either the price or the marketing of the securities to be sold for the account of the Company. The Company will effect the registration of only that number of securities requested for inclusion by the Warrantholder and/or the Management Stockholders which the managing underwriter believes, in its good faith judgment, can be included in such registration without such adverse effect. Any securities allowed to be included in the registration in excess of those to be sold by the Company shall be apportioned to the Warrantholder and the Management Stockholders pro rata among them according to the total number of shares sought to be registered.

                                    9.1.1.5.  In the event the  Warrantholder,
by Notice to the  Company,  makes a request for  registration  pursuant to this
Section 9.1, the Company need not effect a Demand Registration in response to the Warrantholder's request if the

Company can find a purchaser, upon terms and conditions acceptable to the Warrantholder, for all of the Registrable Securities held by the Warrantholder; provided that, if the purchase and sale of the Registrable Securities is not completely within sixty (60) days from the date the request for Demand Registration is received by the Company, the Company shall not be relieved of its obligation to effect a Demand Registration.

                           9.1.2.   Selection  of  Underwriters.  If the
Warrantholder elects, the offering of Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. If any Demand Registration is in the form of an underwritten offering, the Company shall be entitled to select the investment banker or investment bankers and manager or managers to administer the offering.

                           9.1.3.   Payment  of Notes.  All  amounts
outstanding under the Note shall be repaid (whether or not then due) prior to or as a part of such Demand Registration.

                  SECTION 9.2.      Piggy-Back Registration.

                           9.2.1.   Warrantholder's Option.

                                    9.2.1.1.  Following  the initial  public
offering by the Company of any of its securities, if the Company or the Management Stockholders propose to file a registration statement under the Securities Act with respect to an offering by a Company or the Management Stockholders for its own account of any class of security of the Company then the Company shall in each case give written notice of such proposed filing to the Warrantholder at least thirty (30) days before the anticipated filing date, and such notice shall offer the Warrantholder the opportunity to include in such registration statement such number of Registrable Securities as the Warrantholder may request. The Company shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Warrantholder to include such securities in such offering on the same terms and conditions as the securities of the Company and the Management Stockholders included therein.

                                    9.2.1.2.   Notwithstanding  the  foregoing,
if the managing underwriter or underwriters of such proposed underwritten offering determine in good faith that the total amount of securities which the Warrantholder, the Company and any other persons or entities intend to include in such offering is sufficiently large to materially and adversely affect the success of such offering (including, without limitation, by a significant and adverse decrease in the proposed offering price) then the amount of securities to be offered shall be reduced pro rata to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters.

                                    9.2.1.3  In  the  event  the  Warrantholder
elects  to  include   Registrable Securities  in a  registration  under  this
Section 9.2, the Company or the Management Stockholders (as the case may be) proposing such registration need not include Registrable Securities in the registration statement in response to the Warrantholder's request if the Company or the Management Stockholders can find a purchaser, upon terms and conditions acceptable to the Warrantholder, for the aggregate principal amount of the Registrable Securities proposed by the Warrantholder to be registered; if the purchase and sale of the Registrable Securities proposed by the Warrantholder to be registered is not completed within sixty (60) days, the Company and the Management Stockholders shall not be relieved of their obligations under this Section 9.2.

                           9.2.2.   Payment  of  Registration  Expenses.  The
Company will pay all Registration Expenses in connection with any registration described in this Section 9.2 except for the Warrantholder's pro rata share of any underwriter's discount for any registration in which the Warrantholder participates.

                           9.2.3.   Exception  from  Registration.
Notwithstanding the provisions of this Section 9.2, the Company shall have no obligation to include any Registrable Securities in any registration filed by the Company if the registration form to be used by the Company pursuant to the Securities Act is Form S-8 or another form which cannot be used for the public sale of Registrable Securities, provided that, at least thirty (30) days before the filing of any such Form S-8 or other such form, the Company shall notify the Warrantholder of its intent to so file such a registration form.

                  SECTION 9.3.      Registration Procedures.

                           9.3.1.   Registration.   Whenever  the  Warrantholder
requests  that  any  Registrable Securities  be  registered  pursuant  to
Section 9.1 or Section 9.2 of this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request the Company will as expeditiously as possible:

                                    9.3.1.1.   before  filing  a   registration
statement   that   registers  any Registrable  Securities or any prospectus
relating thereto or any amendments or supplements relating to such a registration statement or a prospectus, the Company will (i) furnish to the Warrantholder's counsel copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and (ii) notify the Warrantholder of any stop order issued or threatened to be issued by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

                                    9.3.1.2.   furnish  to  the  Warrantholder
such number of copies of such registration statement, each amendment and supplement thereto (including one copy of all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Warrantholder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Warrantholder;

                                    9.3.1.3.  use  its  best  efforts  to
register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States of America as the Warrantholder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Warrantholder to consummate the disposition of its Registrable Securities in such jurisdictions; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 9.3.1.3, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

                                    9.3.1.4.  use its best efforts to cause the
Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Warrantholder to consummate the disposition of such Registrable Securities;

                                    9.3.1.5.  notify  the  Warrantholder  at any
time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will prepare a supplement or amendment to such prospectus so that such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                                    9.3.1.6.  enter  into such  customary
agreements  (including  an  underwriting agreement  in  customary   form)  and
take  all  such  other   actions  as  the Warrantholder or the underwriters
retained by the Company reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                                    9.3.1.7.   make  available  for  inspection
by  the   Warrantholder   and  any underwriter  participating  in any
disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by the Warrantholder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Company unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction;

                                    9.3.1.8.  use all  reasonable  efforts to
obtain a cold comfort letter from the Company's independent certified public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the Warrantholder or the underwriters retained by the Company reasonably request;

                                    9.3.1.9.  otherwise  use its best efforts to
comply with all applicable rules and regulations of the Commission, and made available to the Warrantholder, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                                    9.3.1.10.  obtain an  opinion  or  opinions
from counsel for the Company in customary form satisfactory to the Warrantholder; and

                                    9.3.1.11.  comply with the  requirements
for listing on the exchange selected by agreement of the Company and the Warrantholder.

                           9.3.2.   Information.   For  the  purposes  of
effecting   the   registration   of  the Registrable  Securities  of the
Warrantholder pursuant to Sections 9.1 and 9.2 hereof, and for the purposes of effectuating a public offering of its securities, the Company may require the Warrantholder to furnish to the Company such information regarding the Warrantholder, their officers and directors, the Registrable Securities held by the Warrantholder and the proposed distribution of such Securities as may be required to be disclosed in a registration statement by the rules and regulations under the Securities Act or under any other applicable securities or blue sky laws, or as may be required to effect the registration of the Registrable Securities held by the Warrantholder.

                  SECTION 9.4. Registration Expenses. All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with blue sky qualifications of the Registrable Securities, rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered and fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any annual audit, special audit or "cold comfort" letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained in connection with such registration, fees and expenses of other Persons retained by the Company, fees and expenses of the
Warrantholder incurred in  connection  with  each   registration   hereunder
(but  not  including  any underwriting   discounts  or  commissions
attributable  to  the  sale  of  the Warrantholder's  Registrable  Securities)
and any out-of-pocket  expenses of the Warrantholder,   specifically   including
the fees of one counsel for all Warrantholders (all such expenses being herein called "Registration Expenses"), will be borne by the Company.

                  SECTION 9.5.      Indemnification.

                           9.5.1.   Indemnification.

                                    9.5.1.1.  The Company agrees to indemnify,
to the fullest extent permitted by law, the Warrantholder, each of their partners and officers, and each Person who controls the Warrantholder (within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended -- the "Securities Exchange Act") and any investment advisor thereof or agent therefor against all losses, claims, damages, liabilities and expenses to which any such Person may become subject under the Securities Act, the Securities Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arose out of or are based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein no misleading, except insofar as the same are caused by or contained in any information with respect to the Warrantholder furnished in writing to the Company by or on behalf of the Warrantholder expressly for use therein or by the Warrantholder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished the Warrantholder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify the underwriters thereof, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act or the Securities Exchange Act) to the same extent as provided above with respect to the indemnification of the Warrantholder.

                                    9.5.1.2.  Each  Warrantholder  agrees  to
indemnify, to the fullest extent permitted by law, each Company and each of its officers and directors who have signed the registration statement, each Person who controls the Company

(within the  meaning  of the  Securities  Act  or  the  Securities  Exchange
Act), the Management Stockholder selling under such registration and any agent therefor, against all losses, claims, damages, liabilities and expenses (or actions in respect thereof) arose out of or are based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleges omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading insofar as the same are caused by or contained in any information with respect to such Warrantholder furnished to the Company by or on behalf of such Warrantholder failure to deliver a copy of the registration statement or prospectus or
any  amendments  or  supplements   thereto  to  a prospective  purchaser after
the Company has furnished such Warrantholder with a sufficient number of copies of the same; provided, however, that the obligation of each Warrantholder hereunder shall be limited to an amount equal to the net proceeds received by such Warrantholder pursuant to the sale of Registrable Securities as contemplated herein. In connection with an underwritten offering, each Warrantholder hereunder shall be limited to an amount equal to the net proceeds received by such Warrantholder pursuant to the sale of Registrable Securities as contemplated herein. In connection with an underwritten offering, each Warrantholder will indemnify the underwriters thereof, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act or the Securities Exchange Act) to the same extent as provided above with respect to indemnification of the Company.

                  9.5.2.   Conduct of Indemnification Proceedings.

                           9.5.2.1.   In  case  any  action  shall  be  brought
against any Person entitled to indemnification hereunder (an "Indemnified Person"), the Indemnified Person shall promptly notify the Person from whom indemnification is sought (the "Indemnifying Person"), in writing, and the Indemnifying Person shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Person and the payment of all expenses. The Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but, the fees and expenses of any such counsel shall be paid by the Indemnifying Person only if (i) the Indemnifying Person shall fail to assume the defense of such action as provided herein, (ii) the Indemnified Person reasonably shall have concluded that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying person or other Persons represented by counsel employed by the Indemnifying Person or (iii) the Indemnified Person reasonably shall have concluded that a conflict of interest exists between the Indemnifying Person and the Indemnified Person with respect to the action. The Indemnifying Person shall not be liable for any settlement of any such action effected without its consent, but if settled with the consent of the Indemnifying Person or if there be a final judgment for the plaintiff in any such action, the

Indemnifying Person agrees to indemnify and hold harmless the Indemnified Person from and against any loss or liability by reason of such settlement or judgment.

                           9.5.2.2.  This  Section  and  all of the
indemnification provisions contained herein shall survive termination of this Agreement and shall remain operative and in full force and effect notwithstanding any such termination.

                  SECTION 9.7. Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Securities Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and Securities Exchange Act and the rules and regulations adopted by the Commission thereunder. Upon the request of the Warrantholder, the Company will deliver to the Warrantholder a written statement as to whether it has complied with such requirements. The Company will take such further action as the Warrantholder may reasonably request, all to the extent required from time to time to enable the Warrantholder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the Commission.

                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Agreement   to  be   executed   on  their   behalf  by  their  duly   authorized
representatives, as of the day and year first above written.

WITNESS:                          LIFE CRITICAL CARE CORPORATION


_____________________________     By:__________________________(SEAL)
                                     Amy E. Parker, Vice President

                                             -  COMPANY  -

WITNESS:                          MORGENTHAU BRIDGE LOAN LLC

                                  By: Morgenthau Bridge Financing
                                      Corp., Manager


_____________________________     By:__________________________(SEAL)
                                     its authorized signatory

                                             -  PURCHASER  -

                                   EXHIBIT A
No.  1
August 12, 1995                         Principal Amount:  $ See Loan Schedule


                                   REGISTERED
                                SUBORDINATED NOTE
                         LIFE CRITICAL CARE CORPORATION

         PAYMENT ON THE PRINCIPAL OF AND INTEREST ON THIS NOTE IS REQUIRED TO BE MADE DIRECTLY TO THE REGISTERED HOLDER HEREOF WITHOUT NOTATION HEREON. IT CANNOT BE DETERMINED FROM THE FACE OF THIS NOTE WHETHER ALL OR ANY PART OF THE PRINCIPAL OF OR INTEREST ON THIS NOTE HAS BEEN PAID.

         LIFE CRITICAL CARE CORPORATION (the "Company"), a Delaware corporation, for value received, promises to pay to the registered holder of this note (the "Holder") by December 31, 1997 (or earlier as herein referred to), the amounts specified on the Loan Schedule which is attached to this note and made a part hereof. The Holder may make additional cash advances (hereinafter referred to as "loans") to the Company, from time to time, pursuant to the terms and conditions of that certain Loan and Securities Purchase Agreement of even date herewith, which shall be covered by this note and recorded on the Loan Schedule.

         The interest hereon shall be payable at the annual rate of Eighteen Percent (18%) per annum (the "Rate") for each day from the date of this note until the date the principal amount of this note is paid in full. The first interest payment shall be due on December 31, 1995, and thereafter on the last day of each of March, June, September and December, or the next succeeding business day. The accrued interest on the unpaid principal balance evidenced by the Loan Schedule shall also be covered by this note and shall be recorded on the Loan Schedule.

         The  total  outstanding  principal,   together  with  accrued  interest
thereon, shall be payable on December 31, 1997.

         Principal of and interest on this note shall be paid to the registered Holder hereof by check mailed by the Company to the address of the Holder as it appears on the Note Register and at the end of this note without the necessity of surrendering or presenting this note, and all such payments shall fully discharge the obligation of the Company hereunder to the extent made and shall be recorded on the Loan Schedule. The Company and the Holder hereof may make provision for the payment of principal and interest by such other method as may be mutually agreed upon in writing.

         The Company shall pay to the Holder of this note a late charge at the option of the Holder equal to two percent (2%) of any payment of principal or interest due if such payment is not received by the registered owner within fifteen (15) days after such payment is due. Whether or not a late charge is imposed, interest on principal or interest due but unpaid shall accrue from the date on which such payment of principal or interest is due at the Rate.

         At the option of the Company and upon notice to the Holder at its address as it appears on the Note Register and at the end of this note, except as otherwise provided herein, this note may be redeemed by the Company in part or in whole, less any partial payments previously made by the Company, if any, at any time or from time to time. In the event the Company redeems only part of the note, any amount paid to the Holder shall be applied, first, to accrued but unpaid interest, and second, the then outstanding principal amount. In the event the Company redeems the entire note, the redemption price shall be equal to the outstanding principal of the note plus accrued and unpaid interest to the date of the redemption. Except for a redemption in connection with an initial public offering by the Company as to which this redemption notice is hereby waived, any such redemption shall be made upon at least thirty (30) days' but not more than sixty (60) days' prior notice to the Holder at the address of the Holder as it appears on the Note Register and at the end of this note. On the date designated for redemption of the whole note, the note so called for redemption shall become and be due and payable at the above redemption price, the interest on such notes shall cease to accrue, and the Holder hereof shall have no rights in respect of this note except to receive payment of the redemption price hereof. The Company shall be obligated to redeem this Note simultaneously with its closing on an initial public offering by the Company of any of its securities.

         This note shall be registered by the Company upon the initial delivery hereof, in the name of the initial purchaser, by endorsement in the space provided at the end hereof and on the books to be kept for that purpose by the Company and, thereafter, this note shall be transferable only by successive endorsements to successive registered holders. Payment of this note and the interest hereon shall be made only to the registered Holder hereof on the date such payment is due. The Company may deem and treat the person in whose name this note is registered as the absolute owner hereof for all purposes and the Company shall not be affected by any notice to the contrary.

         The rights of the Holder to the principal sum or any sum or part thereof, and the interest due thereon, are and shall remain subject and subordinate to (a) the prior payment of any and all other indebtedness (including the principal of and interest on any such indebtedness) constituting existing or future obligations of the Company for money borrowed from any bank, trust company, insurance company, or other institutional lender and (b) the claims of all secured trade and contract creditors of the Company; and upon dissolution or liquidation of the Company no payment shall be due or payable upon this note until all of the obligations described in this paragraph shall have been paid in full. The Holder hereby agrees (i) to amend this section of the note if required to do so by any third-party lender to the Company and (ii) to execute any and all documents necessary to accomplish such an amendment.

         No covenant or agreement contained in this note shall be deemed to be a covenant or agreement of any past, present or future incorporator, officer, director or shareholder of the Company or of any predecessor or successor corporation in his or her individual capacity and no incorporator, officer, director or shareholder of the Company shall be liable personally on this note or be subject to any personal liability or accountability by reason of the issuance of this note, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly released.

         The Company hereby stipulates and warrants that the loan evidenced hereby is a commercial loan and that all of the proceeds of such loan will be used solely to acquire or carry on a business or commercial enterprise.

         IN WITNESS WHEREOF, the corporate seal of the Company is hereto affixed and these presents duly signed by the duly authorized officers of the Company as of the day and year first above written.

ATTEST:                                 LIFE CRITICAL CARE CORPORATION


______________________________          By: ______________________________(SEAL)
Richard M. Andzel, Assistant Secretary         Amy E. Parker, Vice President


         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE (FEDERAL) SECURITIES ACT OF 1933 OR APPLICABLE SECURITIES ACT OF ANY STATE BUT HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION CONTAINED IN SAID ACTS. NO SALE, OFFER TO SELL OR OTHER TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE UNLESS A REGISTRATION STATEMENT UNDER SAID ACTS IS IN EFFECT WITH RESPECT TO THE SECURITIES, OR AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF SUCH ACTS IS THEN APPLICABLE.

REGISTERED HOLDER:                                   ADDRESS:

Morgenthau Bridge Loan LLC                  504 Cathedral Street
                                            Baltimore, Maryland 21202

                                  LOAN SCHEDULE

         The Subordinated Note to which this Loan Schedule is attached evidences loans made by the Holder to the Company, in the principal amounts and on the dates set forth below, subject to prepayments of principal set forth below:

================== --------------- --------------- ---------------- --------------- --------------- ================

                   LOAN AMOUNT        PRINCIPAL        UNPAID          INTEREST        INTEREST        NOTATION
      DATE                              PAID          PRINCIPAL         ACCRUED          PAID           MADE BY
                                                       BALANCE
================== --------------- --------------- ---------------- --------------- --------------- ================
    12/02/95           $ 15,000
================== --------------- --------------- ---------------- --------------- --------------- ================

    12/19/95           $ 85,000
================== --------------- --------------- ---------------- --------------- --------------- ================

    12/27/95           $ 25,000
================== --------------- --------------- ---------------- --------------- --------------- ================

    01/17/96           $ 50,000
================== --------------- --------------- ---------------- --------------- --------------- ================

    01/22/96           $100,000
================== --------------- --------------- ---------------- --------------- --------------- ================

    01/29/96           $ 65,000
================== --------------- --------------- ---------------- --------------- --------------- ================

    01/31/96           $ 35,000
================== --------------- --------------- ---------------- --------------- --------------- ================

    02/13/96           $ 50,000
================== --------------- --------------- ---------------- --------------- --------------- ================

================== --------------- --------------- ---------------- --------------- --------------- ================

================== --------------- --------------- ---------------- --------------- --------------- ================

================== --------------- --------------- ---------------- --------------- --------------- ================

================== --------------- --------------- ---------------- --------------- --------------- ================

================== --------------- --------------- ---------------- --------------- --------------- ================

================== --------------- --------------- ---------------- --------------- --------------- ================

================== --------------- --------------- ---------------- --------------- --------------- ================

================== --------------- --------------- ---------------- --------------- --------------- ================

================== --------------- --------------- ---------------- --------------- --------------- ================

================== --------------- --------------- ---------------- --------------- --------------- ================

================== --------------- --------------- ---------------- --------------- --------------- ================

================== --------------- --------------- ---------------- --------------- --------------- ================

================== --------------- --------------- ---------------- --------------- --------------- ================

================== --------------- --------------- ---------------- --------------- --------------- ================

================== =============== =============== ================ =============== =============== ================

================== =============== =============== ================ =============== =============== ================

                                    EXHIBIT B

                                    WARRANTS

         Attached hereto is the form of Warrant to be issued to the Purchaser by the Company as a condition precedent to the Purchaser's commitment to make the Loan in the aggregate amount of $750,000 to the Company.

         The Company hereby agrees to issue Warrants to the Purchaser to purchase 107,000 shares of the Company's common stock (the "Warrant Shares").

         THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES WHICH MAY BE PURCHASED BY EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES ACT OF ANY STATE. THE WARRANTS ARE BEING OFFERED PURSUANT TO A CLAIM OF EXEMPTION FROM REGISTRATION CONTAINED IN SECTION 4(2) OF THE SECURITIES ACT AND EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF APPLICABLE STATES, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO EFFECTIVE REGISTRATIONS UNDER SUCH ACTS OR IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACTS.


                         LIFE CRITICAL CARE CORPORATION

                             A DELAWARE CORPORATION

                        FORM OF DETACHABLE STOCK WARRANT

                    TO PURCHASE CAPITAL STOCK OF THE COMPANY

Certificate No.:   1                                   No. of Warrants:  107,000

         FOR  VALUE  RECEIVED,  LIFE  CRITICAL  CARE  CORPORATION,   a  Delaware
corporation (the "Corporation"), grants the following rights to Morgenthau Bridge Loan LLC, its successors and assigns (the "Holder").

         The Warrants represented hereby are part of a duly authorized issue of 214,000 Warrants delivered pursuant to certain loan and securities purchase agreements between the Corporation and certain others including pursuant to that certain Loan and Securities Purchase Agreement dated August 12, 1995, by and between the Corporation and the Holder (the "Securities Purchase Agreement"). Capitalized terms used herein without definition shall have the meaning set forth in the Securities Purchase Agreement.

         The Holder is entitled, in accordance with the terms and conditions of this Certificate, until the expiration of the Exercise Period, to purchase voting common Capital Stock of the Corporation, par value $0.01, from the Corporation at the Exercise Price shown below, upon delivery of this Certificate to the Corporation with the subscription form attached hereto duly executed and upon payment of the Exercise Price for the shares purchased.

EXERCISE PRICE: The exercise price per share (the "Exercise Price") shall be Ten Cents ($0.10), subject to adjustment as provided for in Section 4(d) hereof.

CONDITION TO EXERCISE: The Warrants hereunder may not be exercised so long as the Holder shall timely and fully receive all interest, principal and other amounts, if any, due and payable under the Note.

EXERCISE PERIOD: The Warrants represented hereby shall be exercisable commencing on March 15, 1996 and shall expire at 5:00 p.m. on the later of December 31, 1998, or two (2) years from the date on which all sums due under the Note are paid in full (the "Exercise Period").

NUMBER AND CLASS OF SHARES  PURCHASABLE:  The Holder is entitled to purchase one
(1) share of fully paid and non-assessable voting common Capital Stock of the Company subject to adjustment from time to time as specified in this Certificate for each Warrant represented by this Certificate.

         SECTION 1. CORPORATION'S COVENANTS AS TO CAPITAL STOCK. Capital Stock deliverable on the exercise of the Warrants represented hereby shall, at delivery, be fully paid and non-assessable, free from taxes, liens and charges with respect to their purchase. The Corporation shall take any necessary steps (including, but not limited to, amending the Corporation's charter) to assure that the number and par value of shares authorized by the Corporation's charter are sufficient to satisfy the conversion and purchase rights of outstanding convertible securities, options and warrants, and shall at all times reserve and hold available sufficient shares of Capital Stock to satisfy all conversion and purchase rights of all outstanding convertible securities, options and warrants.

         SECTION 2. CORPORATION'S REPRESENTATIONS AND WARRANTIES AS TO CAPITAL STOCK. The Corporation represents and warrants to the Holder as of the date hereof that ___________ shares of the common Capital Stock of the Corporation are issued and outstanding, and no shares of any other class of stock of the Corporation or securities convertible at any time into shares of any class of stock of the Corporation are authorized.

         SECTION 3. METHOD OF EXERCISE. The purchase rights represented by these Warrants are exercisable at the option of the Holder at any time during the Exercise Period, upon the delivery of this Certificate to the Corporation with its subscription form duly executed and upon payment of the Exercise Price. These Warrants shall be deemed to have been exercised, and the Holder shall be deemed to have become a stockholder of record of the Corporation for the purposes of receiving dividends and for all other purposes whatsoever, as of the date of surrender of this Certificate accompanied by payment of the Exercise Price. If this Certificate is exercised in respect of less than all of the Warrants represented hereby, the Holder shall be entitled to receive a new certificate of like tenor and date for the number of Warrants which shall not have been exercised.

         SECTION 4. ADJUSTMENT OF SHARES PURCHASABLE. In case prior to the expiration of these Warrants by exercise or by the terms of this
Certificate:

         (a) The Corporation shall be recapitalized through the subdivision of its outstanding shares of Capital Stock into a greater number of shares, or shall by exchange or substitution of or for its outstanding Capital Stock or otherwise, reduce the number of such shares, then in each such case the number of shares deliverable upon the exercise of these Warrants and the Exercise Price, as provided in Section 4(d), shall be changed in the same proportion as such increase or decrease of the outstanding shares of such Capital Stock of the Corporation.

         (b) A dividend shall be declared or paid at any time on the Capital Stock of the Corporation in its Capital Stock or in securities convertible into Capital Stock of the Corporation, then in each such case, as a condition to such dividend, the number of shares deliverable upon the exercise thereafter of these Warrants, shall, without requiring any payment by the Holder in addition to the payment per Warrant specified on the face hereof, be increased in proportion to the increase, through such dividend, in the number of outstanding shares of Capital Stock of the Corporation and such additional shares of Capital Stock shall be available to enable the Holder to fully exercise its rights to acquire Capital Stock under these Warrants. In the computation of the increased number of shares deliverable upon the exercise of these Warrants, any dividend paid or distributed upon the Capital Stock in securities convertible into shares of Capital Stock, shall be treated as a dividend paid in Capital Stock to the extent that shares of stock are issuable upon the conversion thereof. The obligations of the Corporation and the rights of the Holder shall not be affected by the exercise of any conversion privileges heretofore granted to the holders of any of the Capital Stock or securities of the Corporation or of any other corporation.

         (c) The Corporation shall be recapitalized by reclassifying its outstanding Capital Stock without par value into stock with par value, or changing Capital Stock of par value to stock without par value, or the Corporation or a successor corporation shall consolidate or merge with, or convey all, or substantially all, of its or any successor corporation's property or assets to, any other corporation or corporations (any such corporation being included within the meaning "successor corporation" hereinbefore used in the event of any consolidation or merger of such corporation with, or the sale of, all or substantially all of the property of such corporation to another corporation or corporations) then, as a condition to such recapitalization, consolidation, merger, or conveyance, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase, upon the basis and upon the terms and conditions specified in this Certificate, in lieu of the shares of Capital Stock of the Corporation theretofore purchasable upon the exercise of these Warrants, such shares of stock, securities, or assets as may be issued or payable with respect to, or in exchange for, the number of shares of Capital Stock of the Corporation theretofore purchasable upon the exercise of these Warrants had such recapitalization, consolidation, merger, or conveyance not taken place; and in any such event the rights of the Holder to an adjustment of the number of shares of Capital Stock purchasable upon the exercise of these Warrants as herein provided and of the Exercise Price as provided for in Section 4(d) hereof, shall continue and be preserved in respect of any stock which the Holder becomes entitled to purchase. It shall be a condition of such consolidation, merger, or conveyance that each successor corporation shall assume in manner and form reasonably satisfactory to the Holder the obligation to deliver to the Holder, upon the exercise of these Warrants, such shares of Capital Stock, securities, or assets as, in accordance with the provisions of this Certificate shall have been provided for the purpose.

         (d) In the event the number of shares per Warrant purchasable hereunder is adjusted pursuant to Section 4(a)-(c), above, the Exercise Price shall be adjusted so that it is equal to the Exercise Price in effect prior to such adjustment multiplied by a fraction, the numerator of which is the number of shares per Warrant purchasable hereunder prior to the adjustment called for
Section 4(a)-(c), and the denominator of which is the number of shares per Warrant purchasable hereunder after the adjustment called for in Section 4(a)-(c).

                  Upon each increase of the number of shares of Capital Stock of the Corporation deliverable upon the exercise of these Warrants, or in the event of changes in the rights of the Holder by reason of other events hereinbefore set forth, then in each such case the Corporation shall forthwith deliver to the Holder a certificate executed by its president or one of its vice presidents, and attested by its secretary or one of its assistant secretaries, stating the increased number of shares so deliverable or specifying the other shares of Capital Stock, securities or assets, and the amount thereof so deliverable and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  Upon each increase of the number of shares of Capital Stock of the Corporation deliverable upon the exercise of these Warrants, the increased number of shares so deliverable shall be only a round sum obtained by rounding up to the nearest integer any fractions resulting from the calculation of the increased number of shares to be delivered. No fractions of shares shall be issued upon the exercise of these Warrants.

         SECTION 5.        SPECIAL RIGHTS OF THE HOLDER.

         5.1. If any dissolution, liquidation or winding up of the Corporation shall be proposed, then the Corporation shall cause at least thirty (30) days' prior written notice to be mailed, by certified or registered mail, return receipt requested, to the Holder at its address as it appears on the books of the Corporation. Such notice shall specify the date as of which holders of record of Capital Stock shall participate in distribution rights upon such dissolution, liquidation, or winding up, as the case may be, to the end that, during such period of thirty days, the Holder may exercise these Warrants in whole or in part, and be entitled in respect of the shares of Capital Stock so purchased to all the rights of the other holders of Capital Stock of the Corporation.

         5.2. Whenever the Corporation proposes to file a registration statement for the registration of any of its securities under the Securities Act of 1933, or any other federal or state securities laws or regulations, at least thirty
(30) days prior to filing such registration statement the Corporation shall give written notice of such proposed filing to the Holder as set forth in the Securities Purchase Agreement.

         SECTION 6. EXCHANGE FOR OTHER DENOMINATIONS. This Certificate is exchangeable for new certificates of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder in denominations designated by the Holder at the time of surrender.

         SECTION 7. DUE EXECUTION, ISSUANCE AND DELIVERY OF CERTIFICATE AND CAPITAL STOCK. The Corporation covenants that the issuance of this Certificate shall constitute full authority to those of its officers who are charged with the duty of issuing stock certificates to promptly execute, issue and deliver to the Holder the necessary certificate for shares of Capital Stock or other securities of the Corporation required by the exercise of the Warrants represented hereby.

         SECTION 8. TRANSFER. These Warrants shall be registered on the books of the Corporation, which shall be kept by it at its principal office for that purpose. Subject to the restrictions upon assignment and transfer set forth in the Securities Purchase Agreement, these Warrants shall be transferable on said books by the Holder in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The Corporation agrees that, while these Warrants shall remain valid and outstanding, its stock transfer books shall not be closed for any purpose whatsoever except under arrangements which shall insure to persons exercising warrants or applying for transfer of stock all rights and privileges which they might have had or received if the stock transfer books had not been closed and they had exercised their Warrants at any time during which such transfer book shall have been closed.

         IN WITNESS  WHEREOF,  the Corporation has caused this Certificate to be
duly  executed,   ensealed  and  delivered  on  its  behalf  this  ____  day  of
_____________, 199__.


ATTEST:                            LIFE CRITICAL CARE CORPORATION



______________________________     By:______________________________(SEAL)
____________________, Secretary          _______________________, President

                      ASSIGNMENT OF STOCK PURCHASE WARRANT


                                                  _______________________, 19___


         For   value    received,    the    undersigned    hereby   assigns   to
_______________ all the rights and interests represented by the attached
Certificate     and    hereby     irrevocably     constitutes    and    appoints
_______________ attorney to transfer the same on the books of Life Critical Care Corporation with full power of substitution in the premises.

Witness:___________________________          By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                         EXERCISE OF OPTION TO PURCHASE
                  PURSUANT TO ATTACHED STOCK PURCHASE AGREEMENT


                                                ______________________, 19_____


TO:      ____________________________________

         The undersigned, the Holder of record of the attached Certificate of Life Critical Care Corporation, hereby exercises the option granted by the Warrants evidenced by the attached Certificate to purchase upon the terms set forth in such Certificate ______ shares of Capital Stock of Life Critical Care Corporation and hereby makes payment of the Exercise Price set forth on the face of the Certificate.


Witness:___________________________           By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

                                 FIRST AMENDMENT
                                       TO
                            ASSET PURCHASE AGREEMENT


         THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this "Amendment") made as of the 15th day of March, 1996, by and among Blue Water Medical Supply, Inc., Blue Water Industrial Products, Inc. and Life Critical Care Corporation.

                                    RECITALS

         The parties are parties to an Asset Purchase Agreement among them dated January 22, 1996 (the "Agreement") and desire to amend the Agreement as set forth herein.

         NOW, THEREFORE, FOR AND IN CONSIDERATION OF the mutual entry into this Amendment by the parties hereto, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, the parties hereto hereby agree as follows:

         Section 1. Amendment of Agreement. The provisions of the Agreement are hereby amended as follows:

         (a) Section 1.5(x) of the Agreement is hereby amended by adding the following at the end of the existing Section 1.5(x): "Purchaser shall pay for the unreimbursed portion of the purchase price of the Equipment by executing and delivering to Medical Supply Purchaser's promissory note at Closing in an original principal amount equal to the total unreimbursed payments, with the note not bearing interest prior to default with the note bearing interest at an annual rate of interest equal to 12% following any default, and with the payments under the note being level payments over approximately the average term of the remaining rental agreements/arrangements on the Equipment."

         (b) New Section 1.5 (xi) is hereby added as follows: "(xi) If the Closing shall not have been completed on or before the scheduled Closing Date, Purchaser shall be entitled to extend the Closing Date for one (1) thirty
(30)-day extension of the Closing Date upon the payment of Fifty Thousand Dollars ($50,000), payable on or prior to the original Closing Date (the 'Additional Deposit') in the same manner as the Deposit set forth in Section 1.5(i) hereof, which Additional Deposit shall be applied to the Purchase Price at Closing or returned to the Purchaser if this Agreement is terminated solely as a result of Section 7.2.4 or paid over to Seller if this Agreement is terminated for any other reason. If this extension is exercised by Purchaser, conforming changes shall automatically be made to any other affected Section of this Agreement including without limitation Section 7.2.5 (by extending the date in the last line thereof to May 30, 1996) and Section 7.3 (by including within the amount of the 'Deposit' referred to in the last line thereof the amount of the Additional Deposit)."

         (c) Section 7.2.5 is hereby amended by correcting a typographical error therein by deleting the year "1995" as it appears in item (ii) thereof and by inserting in lieu thereof the year "1996".

         Section 2. Effect of this Amendment. Except as is hereinabove set forth, the provisions of the Agreement shall hereafter remain in full force and effect.

         Section 3. This Amendment may be executed in two or more counterparts, all of which when taken together shall constitute one and the same original.

         IN WITNESS WHEREOF, the parties have executed this Amendment the day and year first above written.

                                 BLUE WATER MEDICAL SUPPLY, INC.


                                 By:  ____________________________
                                      Louis Campbell, President



                                 BLUE WATER INDUSTRIAL PRODUCTS, INC.


                                 By:  ___________________________
                                      Louis Campbell, President



                                 LIFE CRITICAL CARE CORPORATION


                                 By:  __________________________
                                      Amy E. Parker, Vice President

                                SECOND AMENDMENT
                                       TO
                            ASSET PURCHASE AGREEMENT


         THIS SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT (this "Amendment") is executed this 2nd day of July, 1996 to be made effective as of the 30th day of May, 1996, by and among Blue Water Medical Supply, Inc., Blue Water Industrial Products, Inc. and Life Critical Care Corporation.

                                    RECITALS

         The parties are parties to an Asset Purchase Agreement among them dated January 22, 1996, as previously amended by a First Amendment to Asset Purchase Agreement dated April 24, 1996 (collectively, the "Agreement") and desire to amend the Agreement as set forth herein.

         NOW, THEREFORE, FOR AND IN CONSIDERATION OF the mutual entry into this Amendment by the parties hereto, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, the parties hereto hereby agree as follows:

         Section 1. Amendment of Agreement. The provisions of the Agreement are hereby amended as follows:

         (a) Section 1.1 of the Agreement is hereby amended by deleting the date "April 30, 1996" as it appears in the fourth line thereof and by inserting in lieu thereof the date "November 1, 1996."

         (b) Section 1.5 (ii) of the Agreement is hereby amended by deleting the existing Section 1.5(ii) and by inserting the following in lieu thereof:

                  "(ii)    the balance of the Purchase Price shall be paid as
                  follows:

                           (a)      Ninety  Percent  (90%)  of the  Purchase
Price, after being reduced by the Deposit, shall be paid by wire transfer of immediately available funds to such bank account as shall be designated by the Seller or by delivery of a cashier's check to the Seller at Closing; and

                           (b)      Ten Percent (10%) of the Purchase Price (the
"Purchase Price Balance") shall be paid by the issuance by Purchaser to Seller of that number of shares of the common stock of Purchaser determined by dividing the amount of the offering price per share of the Common Stock into the Purchase Price Balance and multiplying the resulting number of shares by 110% (e.g., if the Purchase Price Balance is $640,000 and the offering price per share of Common Stock is $20.00 per share, the number of shares would be 32,000 shares times 110% for a total of 35,200 shares) (the "Common Stock"), or, if the IPO (as defined in Section 4.1.0 hereof) shall not have been completed at Closing, in cash in lieu of the Common Stock.

                           (c)      If as of the second  anniversary  of
Closing the "Fair Market Value" of the Common Stock (i.e., the average closing prices of the Common Stock for the ten business days ending with the second anniversary of Closing) has (i) declined by at least 15% but not more than 45%, then Purchaser shall issue to Seller, and Seller shall be entitled to, an increase in the number of shares of Common Stock comprising a portion of the Purchase Price so that the Fair Market Value of the Common Stock and any additional shares of Purchaser's common stock shall equal at such time 85% of the fair market value of the Common Stock as of the date of Closing; (ii) declined by more than 45%, then Purchaser shall issue to Seller, and Seller shall be entitled to, an increase in the number of shares of Common Stock comprising a portion of the Purchase Price equal to 30% of the fair market value of the Common Stock as of the date of Closing; (iii) increased by at least 15% but not more than 30%, then Seller shall transfer to Purchaser that number of shares of the Common Stock with a Fair Market Value equal to the amount in excess of 115% of the fair market value of the Common Stock as of the date of Closing; and (iv) increased by more than 30%, then Seller shall transfer to Purchaser that number of shares of the Common Stock with a Fair Market Value equal to 15% of the fair market value of the Common Stock as of the date of Closing. In lieu of the issuance or delivery of any shares of Common Stock pursuant to the previous sentence, Purchaser may pay to Seller, or Seller may pay to Purchaser, in their respective sole discretion, an amount in cash equal to the Fair Market Value of the applicable shares of Common Stock, provided such election is irrevocably made in writing by the payor within two (2) business days of the second anniversary of the Closing. All payments or deliveries pursuant to the previous two sentences shall be made within thirty (30) days after the second anniversary of the Closing. For purposes of this subsection, the Common Stock shall include all requisite adjustments for stock dividends, dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchange of shares. If any Common Stock issued at Closing is sold or otherwise transferred by Seller prior to the second anniversary of the Closing, this subsection shall be read to be adjusted to the revised number of shares of Common Stock as of the date of Closing as reduced by any such sales or transfers."

         (c) New Section 1.5 (xii) is hereby added as follows: "(xii) The Closing shall have been completed on or before November 1, 1996. In addition, Purchaser hereby agrees that if, for any reason other than a material misrepresentation by Seller or a material change in the business of either Medical Supply or Industrial Products, it does not file with the Securities and Exchange Commission its registration statement for an initial public offering on or before August 15, 1996, then Seller shall be entitled to terminate this Agreement and retain the Deposit (including the original Deposit and the Additional Deposit). Conforming changes are hereby made to any other affected Section of this Agreement, including without limitation Section 7.2.5 (by extending the date in the last line thereof to November 1, 1996).

         (d) Section 4.2.1.1 of the Agreement is hereby amended by deleting existing Section 4.2.1.1 and by inserting in lieu thereof the following:

                  "4.2.1.1. The wire transfer or delivery of a cashier's check in the amount of 90% of the Purchase Price, less the amount of the Deposit, and the delivery of the Common Stock."

         (e) The last sentence of Section 5.2 is hereby deleted and the following is hereby added at the end of Section 5.2: "Notwithstanding anything to the contrary otherwise contained in this Agreement, Seller shall be entitled to maintain their businesses in the ordinary course of business, including hiring, firing, and giving raises, provided there is no material adverse effect to either Medical Supply or Industrial Products and, further, provided, that prompt notice of any such events or actions is provided to Purchaser.

         (f)      New Section 6.5 is hereby added as follows:

                  "SECTION 6.5. Lock-Up Agreements. Seller warrants that, if required by the underwriter(s) for the IPO, it will enter into any required "lock-up" agreement; provided, however, that Seller will not be required to a lock-up of the Common Stock for a period of time in excess of the shortest period of time agreed to by any other principal stockholder of Purchaser."

         (g)      New Section 6.6 is hereby added as follows:

                  "SECTION  6.6.  Registration  Rights.   Purchaser  shall,  at
                  closing,   enter  into  a Registration  Rights  Agreement
                  pursuant to which Seller shall be granted certain piggyback registration rights with respect to the Common Stock."

         Section 2. Effect of this Amendment. Except as is hereinabove set forth, the provisions of the Agreement shall hereafter remain in full force and effect.

         Section 3. This Amendment may be executed in two or more counterparts, all of which when taken together shall constitute one and the same original.

         Section 4. By their execution hereof, the parties hereto hereby agree that this Amendment is voluntarily accepted for the purpose of making a full and final compromise adjustment, settlement and waiver of any and all prior defaults of the Agreement that either has alleged has occurred prior to the execution hereof.

         IN WITNESS WHEREOF, the parties have executed this Amendment the day and year first above written.

                                     BLUE WATER MEDICAL SUPPLY, INC.


                                     By:  ____________________________
                                          Louis Campbell, President


                                     BLUE WATER INDUSTRIAL PRODUCTS, INC.


                                     By:  ___________________________
                                          Louis Campbell, President


                                     LIFE CRITICAL CARE CORPORATION


                                     By:  __________________________
                                          Amy E. Parker, Vice President

                                 THIRD AMENDMENT
                                       TO
                            ASSET PURCHASE AGREEMENT


         THIS THIRD AMENDMENT TO ASSET PURCHASE AGREEMENT (this "Amendment") is executed this ___ day of September, 1996 to be made effective as of the 15th day of August, 1996, by and among Blue Water Medical Supply, Inc., Blue Water Industrial Products, Inc. and Life Critical Care Corporation.

                                    RECITALS

         The parties are parties to an Asset Purchase Agreement among them dated January 22, 1996, as previously amended by a First Amendment to Asset Purchase Agreement dated April 24, 1996, and as further amended by a Second Amendment to Asset Purchase Agreement dated July 2, 1996 (collectively, the "Agreement") and desire to amend the Agreement as set forth herein.

         NOW, THEREFORE, FOR AND IN CONSIDERATION OF the mutual entry into this Amendment by the parties hereto, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, the parties hereto hereby agree as follows:

         Section 1. Amendment of Agreement. The provisions of the Agreement are hereby amended as follows:

         (a) Section 1.1 of the Agreement is hereby amended by deleting the date "November 1, 1996" as it appears in the fourth line thereof and by inserting in lieu thereof the date "December 31, 1996."

         (b) Section 1.1 of the Agreement is hereby further amended by adding the following at the end of existing Section 1.1:

                  "Closing will take place simultaneously with the closing of the IPO (as defined in Section 4.1.0 hereof)."

         (c) Section 1.5 (ii) of the Agreement is hereby amended by deleting the existing Section 1.5(ii) and by inserting the following in lieu thereof:

                  "(ii)    the balance of the Purchase Price shall be paid as
                  follows:

                           (a) Subject to the provisions of Section 1.5(ii)(b) hereof, a portion of the Purchase Price shall be paid by the issuance by Purchaser to Seller of 67,155 shares of the common stock of Purchaser (the "Common Stock") which shall be valued at 90.91% of the offering price per share in Purchaser's IPO (as defined in Section
         4.1.0.1  hereof)  (e.g.,  if the offering
         price per share in the IPO is $10.00, then the amount applied against the Purchase Price shall be $610,500); and

                           (b) The balance of the Purchase Price, after being reduced by the Deposit, shall be paid by wire transfer of immediately available funds to such bank account as shall be designated by the Seller or by delivery of a cashier's check to the Seller at Closing; provided, however, that in no event shall the cash portion of the Purchase Price (prior to being reduced by the Deposit) be less than $5,494,000 and, if the offering price per share in the IPO is greater than $10.00, the number of shares to be issued to Seller pursuant to
         Section 1.5(ii)(a) hereof shall be reduced to that number of shares equal to $610,500 divided by the IPO price per share, with the quotient multiplied by 110% (i.e., if the IPO price per share equals $11.00, the cash portion of the Purchase Price would be $5,494,000, reduced by the Deposit, and the number of shares issued pursuant to Section 1.5(ii)(a) hereof would be 61,050 shares). Any further adjustments to the Purchase Price shall be post-Closing adjustments.

         (d) Section 1.5 (xii) is hereby amended by deleting existing Section 1.5(xii) and by inserting the following in lieu thereof: "(xii) The Closing shall have been completed on or before December 31, 1996. Conforming changes are hereby made to any other affected Section of this Agreement, including without limitation Section 7.2.5 (by extending the date in the last line thereof to December 31, 1996)."

         (e) Section 2.16 of the Agreement is hereby amended by adding the following at the end of existing Section 2.16:

         "Seller has no liabilities or obligations (whether absolute, accrued, contingent or otherwise), except liabilities, obligations or contingencies that are accrued or reserved against in the Statements or that were incurred since the date of the Statements in the ordinary course of business and would not reasonably likely have a material adverse effect on the business, operations, properties, assets, condition (financial or otherwise), prospects or results of operations of Seller."

         (f) Section 4.2.1.1 of the Agreement is hereby amended by deleting existing Section 4.2.1.1 and by inserting in lieu thereof the following:

                  "4.2.1.1. The wire transfer or delivery of a cashier's check in the amount of the cash portion of the Purchase Price, less the amount of the Deposit, and the delivery of the Common Stock."

         (g)      New Section 5.6 is hereby added as follows:

                  "SECTION 5.6 Cooperation. Seller agrees reasonably to cooperate with Purchaser in its IPO (as defined in Section
                  4.1.0 hereof)."

         (h) Section 7.3 of the Agreement is hereby amended by adding to the beginning of the second sentence thereof the following:
"Except for vehicle transfer taxes in Michigan which shall be paid by Purchaser,".

         Section 2. Effect of this Amendment. Except as is hereinabove set forth, the provisions of the Agreement shall hereafter remain in full force and effect.

         Section 3. This Amendment may be executed in two or more counterparts, all of which when taken together shall constitute one and the same original.

         Section 4. By their execution hereof, the parties hereto hereby agree that this Amendment is voluntarily accepted for the purpose of making a full and final compromise adjustment, settlement and waiver of any and all prior defaults of the Agreement that either has alleged has occurred prior to the execution hereof.

         IN WITNESS WHEREOF, the parties have executed this Amendment the day and year first above written.

                                       BLUE WATER MEDICAL SUPPLY, INC.


                                       By:  ____________________________
                                            Louis Campbell, President


                                       BLUE WATER INDUSTRIAL PRODUCTS, INC.


                                       By:  ___________________________
                                            Louis Campbell, President


                                       LIFE CRITICAL CARE CORPORATION


                                       By:  __________________________
                                            Amy E. Parker, Vice President

                                      -3-